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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of report (Date of earliest event reported) MAY 2, 2002

                              ---------------------

                                   TEAM, INC.
             (Exact name of registrant as specified in its charter)


                                      TEXAS
                            (State of incorporation)



        0-9950                                                74-1765729
(Commission File Number)                                   (I.R.S. Employer
                                                          Identification No.)

200 HERMANN DRIVE, ALVIN, TEXAS                                 77511
(Address of principal executive offices)                     (Zip Code)


                                  281-331-6154
              (Registrant's Telephone Number, Including Area Code)
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ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

         The Company has engaged KPMG LLP as its auditor for the fiscal year ending May 31, 2002. There has been no consultation during the past two fiscal years or during the interim period ended February 28, 2002, by the Company with KPMG LLP regarding the application of accounting principles or the type of audit opinion that might be rendered on the Company's financial statements.

         The Company previously filed a Form 8-K on April 23, 2002, reporting the rescission of the appointment of Arthur Andersen LLP as the Company's auditor for the fiscal year ended May 31, 2002.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  TEAM, INC.
                                                  ----------
                                                  (Registrant)

                                                  /S/ Ted W. Owen
                                                  ---------------
                                                  Ted W. Owen
                                                  Vice President and CFO
                                                  (Principal Accounting Officer)
Date:  May 2, 2002